SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2004

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               0-17554            59-2924957
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

1801 Art Museum Drive                               32207
Jacksonville, Florida
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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 (Former Name or Former Address, if Changed Since Last Report)

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                   CURRENT REPORT ON FORM 8-K

              PATRIOT TRANSPORTATION HOLDING, INC.

                           May 7, 2004

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On  May  7, 2004, Patriot Transportation Holding, Inc.  (the
"Company") issued a press release announcing that a subsidiary of the Company closed on the sale of two parcels of property. A copy of the press release is furnished as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated May 7, 2004.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                         PATRIOT TRANSPORTATION HOLDING, INC.


Date: May 7, 2004        By: /s/ Ray M. Van Landingham

                                ------------------------------
                                Ray M. Van Landingham
                                Vice  President, Finance and
                                Administration and Chief Financial
                                Officer

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                          EXHIBIT INDEX

Exhibit No.
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99.1      Press Release dated May 7, 2004 issued by Patriot
          Transportation Holding, Inc.


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